EXHIBIT 3.2

                      BYLAWS OF THE COMPANY



                            BYLAWS OF

                   METALS RESEARCH CORPORATION

                            OF AMERICA

                        TABLE OF CONTENTS

     Section                                               Page

1.   OFFICES                                                 1

     1.1  Registered Office                                  1

     1.2  Other Offices                                      1

2.   MEETINGS OF SHAREHOLDERS                                2

     2.1  Place of meetings                                  2

     2.2  Annual Meetings                                    2

     2.3  Special Meetings                                   2

     2.4  Notice of Meetings                                 2

     2.5  Closing of Transfer Books                          3

     2.6  Record Date for Determination of Shareholder
          Entitled to Receive Notice and Vote                3

     2.7  No Record Date by Board                            4

     2.8  Registered Shareholders                            4

     2.9  List of Shareholders                               4

     2.10 Quorum                                             5

     2.11 Voting                                             6

     2.12 Proxies                                            6

          2.12.1  Generally                                  6

          2.12.2    Form of Proxy or Consent if Corporation
                    Has One Hundred or More Shareholders     7

          2.13 Inspector of Election                         8

     Section                                                Page

     2.14 Shareholder Action by Consent Without a Meeting    9

3.   DIRECTORS                                               10

     3.1  Number of Directors                                10

     3.2  Election and Term of Office                        10

     3.3  Removal of Directors                               10

     3.4  Vacancies                                          11

     3.5  Powers                                             11

     3.6  Time and Place of Board Meetings                   13

     3.7  Notice of Board Meetings                           13

     3.8  Quorum of Directors                                14

     3.9  Action Without Board Meetings                      14

     3.10 Action Without Board Meetings                      14

     3.11     Committees of Directors                        15

4.   NOTICES                                                 15

     4.1  Notices to Directors or Shareholders               16

     4.2  Waiver of Notice                                   16

5.   OFFICERS                                                16

     5.1  Officers                                           16

     5.2  Election                                           16

     5.3  Term                                               17

     5.4  Subordinate Officers                               17

     5.5  Compensation                                       17

     5.6  President                                          17

     5.7  Vice President                                     18

     5.8  Secretary                                          18

     5.9  Treasurer                                          19

          Section                                           Page

     6.   GENERAL MATTERS                                    17

          6.1  Signing of Checks, Drafts and Evidence
               of Indebtedness                               20

          6.2  Corporate Seal                                20

          6.3  Stock Certificates                            20

          6.4  Replacement of Lost Certificates              21

          6.5  Transfer of Shares                            22

     7.   AMENDMENTS                                         23

          7.1  Generally                                     23

          7.2  By Directors                                  23

          7.3  By Shareholders                               23


                             BYLAWS

                                OF

              METALS RESEARCH CORPORATION OF AMERICA

1.   OFFICES

     1.1 Registered Office. The Registered office for the transaction of business of METALS RESEARCH CORPORATION OF
AMERICA, a Utah corporation (the "Corporation"), is hereby fixed and located at the following address:
                         737 South Broadway
                         Salt Lake City, Utah

     The Board of Directors is hereby granted full power and authority to change the registered office from one location to another. Any such change shall be noted on the Bylaws by the Secretary, opposite this section, or this section may be amended to state the new location.

     1.2  Other  Offices.     The Corporation may also have
offices at such other places both within and without the State of Utah as the Board of Directors may from time to time determine or the business of the Corporation may require.






2.   MEETINGS OF SHAREHOLDERS
     2.1 Place of Meetings. All annual meetings or special meetings of shareholders shall be held at any place within or without the State of Utah as may be designated by the Board of Directors. In the absence of such designation, the annual meeting shall be held at the registered office of the Corporation.

     2.2  Annual Meetings.    Annual meetings of shareholders
shall be held on such date and time to be designated by the Board of Directors. At the annual meeting, directors shall be elected and any another proper business may be transacted.

     2.3  Special Meetings.   Special meetings of the
shareholders, for any purpose or purposes, may be called by the Board of Directors or the holders of not less than one-tenth
(1/10) of all the outstanding shares entitled to vote at such meeting.

     2.4 Notice of Meetings. Written or printed notice of all annual meetings or special meetings stating the place, day and hours of the meeting shall be delivered not less than ten (10) nor more than fifty (50) days before the date of the meeting, either personally or by mail, by or at the direction off the president, the secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting.



If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

     2.5  Closing of Transfer Books.    For the purpose of
determining shareholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not exceed, in any case, fifty (50) days. If the stock transfer books shall be closed for the purposes of determining shareholders entitled to notice of any meeting or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting.

2.6 Record Date for Determination of Shareholders Entitle to Receive Notice and Vote. In lieu of closing the stock transfer books, the Board of Directors may fix, in advance, a record date which shall not be more than fifty (50) days and, in case of a meeting of shareholders, not less than ten (10) days before the date on which the particular action, requiring such determination of shareholders, is to be taken.

2.7  No Record Date by Board.      If the stock transfer books
are not closed and no record date is fixed for the purpose of determinating shareholders entitled to notice of any meeting or to vote, or entitled to receive payment of a dividend, the date on which notice of the meetings is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

2.8 Registered Shareholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the art of any person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Utah.

2.9  List of Shareholders.    The officer or agent having charge
of the transfer books for shares shall make, at least ten (10) days before each meeting f shareholders, a complete list of the shareholders entitled to vote at such meeting, arranged in alphabetical order, with the address of each and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the Corporation and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original share ledger or transfer book, or a duplicate thereof, shall be prima facie evidence as to who are the shareholders entitled to examine such list or share ledger or transfer book or to vote at annual meeting of the shareholders.

2.10 Quorum.   The holders of the majority of shares entitled to
vote, represented in person or by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by statute or by the articles of incorporation. If however, such quorum shall not be present in person or represented by proxy shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting, at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders unless the vote of a greater number or voting by classes is required by statute of the articles of incorporation.

2.11 Voting.   Each outstanding share shall be entitled to one
vote on each matter submitted to a vote at a meeting of shareholders. A shareholder may vote either in person or by proxy execute in writing by the shareholder or by his duly authorized attorney-in-fact. No proxy shall be valid after eleven months from its date of execution, unless otherwise provided in the proxy.

     In all elections for directors every shareholder, entitled to vote, shall have the right to vote, in person or by proxy, the number of shares of stock owned by him, for as many persons as there are directors to be elected.

     2.12 Proxies.

          2.12.1    Generally.     Every person entitled to vote
shares or execute consents with respect thereto shall have the right to do so either in person or by an agent or agents authorized by a written proxy signed by such person or his duly authorized attorney in fact and filed with the Secretary. A proxy shall be deemed signed if the shareholder name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, or otherwise) by the shareholder or the shareholder attorney in fact. Any proxy duly executed and filed is not revoked and continues in full force and effect in accordance with the terms until:

               (a) An instrument revoking it or a duly executed proxy bearing a later date is filed with the Secretary of the Corporation prior to the vote pursuant thereto:
               (b) The person executing the proxy attends the meeting and votes in person; or
               (c) Written notice of the death or incapacity of the maker of such proxy is received by the Corporation before the vote pursuant thereto:

provided that no such proxy shall be valid after the expiration of eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

     2.12.2 Form of Proxy or Consent if Corporation Has One Hundred or More Shareholders. If the Corporation has outstanding shares held of record by one hundred (100) or more persons, but is not subject to the reporting requirements of the Securities Exchange Act of 1934, any proxy or form of written consent distributed to ten (10) or more shareholders shall afford the person voting an opportunity to specify a choice among approval, disapproval, or abstention as to each matter of group of related matters, other than election to office.

     2.13 Inspector of Election.   Before any meeting of
shareholders, the Board of Directors may appoint any person or persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one
(1) or three (3) inspectors are to be appointed. If there are three (3) inspectors of election, the decision, act or certificate of all. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and under the request of any shareholder or a shareholder's proxy shall, appoint a person to fill that vacancy. These inspectors shall:


          (a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies:

          (b)  Receive votes, ballots, or consents;

          (c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

          (d)  Count and tabulate all votes or consents;

          (e)  Determine when the polls shall close;

          (f)  Determine the results; and

          (g) Do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

2.14 Shareholder Action by Consent Without a Meeting. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.


3.   DIRECTORS

     3.1 Number of Directors. The authorized number of directors shall be seven (7). The number of directors may be increased or decreased by an amendment to these Bylaws duly adopted by the Board of Directors, provided that the number of directors shall never be less than three (3). A decrease in the number of directors shall not effect the term of any incumbent director. Directors need not be residents of the State of Utah nor shareholders of the Corporation.

     3.2 Election and Term of Office. The directors, other than the first board of directors, shall be elected at the annual meeting of the shareholders, and each director elected shall serve until the next succeeding annual meeting and until his successor shall have been elected and qualified. The first board of directors shall hold office until the first annual meeting of shareholders.

     3.3 Removal of Directors. At a meeting expressly called for that purpose, one or more directors or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of directors.

     3.4 Vacancies. Vacancies occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of directors shall be filled by the Board of Directors and shall hold office until the next annual meeting.
Any directorship to be filled by reason of the removal of one or more directors by the shareholders may be filled by election by the shareholders at the meeting at which the directors or directors are removed.

     3.5 Powers. Subject to limitations of the Articles of Incorporation, of these Bylaws, and the Utah Business Corporation Act as to action to be authorized or approved by the Shareholders, all corporate powers shall be exercised by or under the authority of and the business and affairs of the Corporation shall be controlled by, the Board of Directors. Without prejudice to such general powers, but subject to the same limitations, the Board of Directors shall have the following powers:

     (a) To select and remove all other officers, agents and employees of the Corporation, prescribe such powers and duties for them as may not be inconsistent with law, with the Articles of Incorporation or the Bylaws, fix their compensation, and require from them security for faithful service.

     (b) To conduct, manage and control the affairs and business of the Corporation, and to make such rules and regulations therefor not inconsistent with law, the Articles of Incorporation or the Bylaws, as they may deem best.

     (c) To change the registered office in Utah from one location to another; to fix and locate from time to time one or more branch or subordinate offices of the Corporation within or without the State of Utah; to designate any place within or without the State of Utah for the holding of any shareholders' meeting or meetings; and to adopt, make and use a corporate seal, prescribe the forms of certificates for share of stock, and alter the form of such seal and of such certificates form time to time as in their judgement they may deem best, provided that such seal and such certificates shall at all times comply with the provisions of law.

     (d) To authorize the issuance of shares of stock of the Corporation from time to time upon such terms and for such considerations as may be lawful.

     (e) To borrow money and incur indebtedness for the purposes of the Corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeps of trust, mortgages, pledges, hypothecation, or other evidences of debt and securities therefor.

     (f) To carry out and effectuate the powers and purposes of the Corporation.

     3.6 Time and Place of Board Meetings. Meetings of the Board of Directors, regular or special, may be held either within or without the State of Utah as may be designated by the Board of Directors. The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the shareholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present, or it may be convene at such place and time s shall be fixed by the consent in writing of all the directors.

     3.7 Notice of Board meetings. Regular meetings of the Boar of Directors may be held without notice immediately following the Annual Meeting of Shareholders and at such time and at such place as shall from time to time be determined by the Board on ten day's notice. Special meetings of the Board of Directors shall be held on three days' notice to each director, either personally or by mail or by telegraph. Attendance of a director at any meeting shall constitute a waiver notice of such meeting, except where a director attends for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

 Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

     3.8 Quorum of Directors. A majority of the directors shall constitute a quorum for the transaction of business unless a greater number is required by the Utah Business Corporation Act or by the Articles of Incorporation. The act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is required by the Utah Business Corporation Act or by the Articles of Incorporation. If a quorum shall be present at any meeting of directors, the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     3.9 Action Without Board Meetings. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, if all members of the Board shall individually or collectively consent in writing to such action. Such action shall have the same force and effect as an action duly authorized and approved at a meeting of directors. A consent in writing, setting forth the action so taken, shall be signed by all of the directors entitled to vote with respect tot he subject matter thereof.

     3.10 Committees of Directors. The Board of Directors, by a resolution adopted by a majority of the number of directors fixed by these Bylaws may designate a committee or committees consisting of not less than two directors which committee or committees, to the extent provided in such resolution, shall exercise all of the authority of the Board of Directors in the management of the corporation, except as otherwise required by law. Vacancies in the membership of the committee shall be filled by the Board of Directors at a regular or special meeting of the Board of Directors. The committee or committees shall keep regular minutes of its proceedings and report the same to the board when required.

     4.   NOTICES

     4.1 Notice to Directors or Shareholders. Whenever, under the provisions of the Utah business Corporation Act, the Articles of Incorporation or these Bylaws, notice is required to be given to any director or shareholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or shareholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.

     4.2  Waiver of Notice.   Whenever any notice whatever is
required to be given under the provisions of the Utah Business Corporation Act, the Articles of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

5.   OFFICERS

     5.1 Officers. The officers of the Corporation shall be a President, a Secretary and a Treasurer and such numbers of Vice-Presidents as the board may determine.

     5.2 Election. The Board of Directors at its first meeting after each annual meeting of shareholders shall choose a President, one or more Vice-Presidents, a Secretary and a Treasurer, none of whom need be a director.

     5.3  Term.     The officers of the Corporation shall hold
office until their successors are chosen and qualify. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

     5.4  Subordinate Officers.    The Board of Directors may
appoint and may empower the President to appoint such other officers as the business of the Corporation may require, each of whom shall hold offices for such period, and have such authority and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.

     5.5 Compensation. The salaries of all officers of the Corporation shall be determined by the Board of Directors.

     5.6  President.     The President shall be the chief
executive officer of the corporation and shall have, subject to the control of the Board of Directors, general supervision, direction and control of the business and affairs of the Corporation. He shall preside at all meetings of the shareholders and the Board of Directors. He shall be an officer and a member of all standing committees, if any, and shall have the general powers and duties of management usually vested in the president of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

     5.7  Vice-President.     The Vice-President(s), shall have
such powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, these Bylaws or the President.

     5.8  Secretary.     The Secretary shall:
          (a) Record, or cause to be recorded, and keep, or cause to be kept, at the registered office or such other place as the Board of Directors may order, a book of the minutes of all actions and meetings of directors, committees of directors, and shareholders, with, in the case of meetings, the time and place of holding, whether regular or special, and if special, how authorized; the notice thereof given; the names of those present at directors' and committee meetings; the number of shares present or represented at shareholders' meetings; and the proceedings thereof.

          (b) Keep, or cause to be kept, at the registered office of the Corporation or at the office of the Corporation transfer agent or registrar, a share register, or a duplicate share register, showing the names of the shareholders and their addresses; the number and classes of shares held by each; the number and date of certificates issued for the same; and the number and date of cancellation of every certificate surrendered for cancellation.

          (c) Give, or cause to be given, notice of all of the meetings of the shareholders and of the Board of Directors required by the Bylaws or by law to be given, keep the seal of the Corporation in safe custody,and have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

     5.9  Treasurer.     The Treasurer shall be the chief
financial officer of the Corporation and shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall be open to inspection by any director at all reasonable times. The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors, shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of his transaction as Treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

6.   GENERAL MATTERS

     6.1 Signing of Checks, Drafts and Evidence of Indebted-ness. All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time shall be determined by the Board of Directors.

     6.2 Corporate Seal. The Corporation shall have a corporate seal and an impression thereof shall be made in the minute book of the Corporation. However, failure to affix the seal shall not affect the validity of any instrument.

     6.3 Stock Certificates. A certificate or certificates for shares of the stock of the Corporation shall be issued to each shareholder when such shares are fully paid. All certificates shall be signed in the name of the Corporation by the President or a Vice-President and the Secretary of the Corporation certifying the number of shares and the class owned by the shareholder. Any or all of the signatures on the certificate may be facsimile if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the Corporation or an employee of the Corporation. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issue. Each certificate representing shares shall state upon the face thereof: (a) that the Corporation is organized under the laws of the State of utah; (b) the name of the person to whom issued; (c) the number and class of shares; and (d) the par value of each share represented by such certificate.
No certificate shall be issued for any share until such share is fully paid.

     6.4  Replacement of Lost Certificates.  The Board of
Directors shall issue a new certificate for shares in lieu of an old certificate unless the latter is surrendered to the Corporation and cancelled at the same time. A new certificate may be issued without surrender of the old certificate providing that the owner of the old certificate or the owner's legal representative files an affidavit with the Treasurer (or such other officer or agent of the Corporation as may be designated by the Board of Directors) stating that the old certificate is lost, destroyed or stolen and the circumstances surrounding such loss, destruction or theft and containing such other representations and agreements that may be reasonably required, together with a sufficient indemnity bond or other indemnity or security sufficient to protect the Corporation against any claim, expense or liability on account of such lost, destroyed or stolen certificate. Unless otherwise ordered by the Board of Directors, the provisions of this Section may be implemented by or under the direction of the Treasurer, without further action by the Board, or the Board may delegate implementation hereof to the Corporation's transfer agent pursuant to blanket lost instrument bond arrangement or otherwise. The Treasurer shall have full authority, subject to applicable law, to determine the form of affidavit, agreements, and indemnity to be required hereunder as a condition to replacement of any lost, destroyed or stolen certificate. Upon the issuance of a new certificate, the rights and liabilities of the Corporation, and of the holders of the old and new certificates, shall be governed by the applicable provisions of the Utah Commercial Code.

     6.5 Transfer of Shares. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, a new certificate shall be issued to the person entitled thereto, and the old certificate cancelled and the transaction recorded upon the books of the Corporation.

7.   AMENDMENTS

     7.1 Generally. These Bylaws may be adopted or amended or repealed, subject to repeal or change by action of the shareholders, by the Board of Directors unless reserved to the shareholders by the Articles of incorporation.

     7.2 By Directors. No Bylaws shall be adopted by the directors which shall require more than a majority of the voting shares for a quorum at a meeting of shareholders, or more than a majority of the votes cast to constitute action by the shareholders, except where higher percentages are required by law or by the Articles of Incorporation.

     7.3 By Shareholders. The shareholders shall have the right to change or repeal any Bylaws adopted by the directors.

                    CERTIFICATE OF SECRETARY OF
              METALS RESEARCH CORPORATION OF AMERICA

          I, the undersigned, do hereby certify that;
          (1) I am the duly elected and acting Secretary of Metals Research Corporation of America.

          (2) The foregoing Bylaws, comprising 23 pages, are a true and correct copy of the Bylaws of this corporation and are in full force and effect as of the date hereof.



                       Executed at Los Angeles, California, January 8, 1991.



                                         Jack Loverock, Secretary